UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 10, 2008

Frontier Airlines Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51890	20-4191157
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, Colorado		80249
(Address of principal executive offices)		(Zip Code)

720-374-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership

On April 10, 2008, Frontier Airlines Holdings, Inc. (“Frontier”) and its subsidiaries Frontier Airlines, Inc. and Lynx Aviation, Inc. (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Court”) (Case Nos. 08-11298, 08-11297 and 08-11299, respectively). The Debtors will continue to operate their business as “debtors-in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2008, Frontier received a Staff Determination Letter from The Nasdaq Stock Market (“Nasdaq”) indicating that, as a result of Frontier’s filing for protection under Chapter 11 of the U.S. Bankruptcy Code, Nasdaq has determined that Frontier’s securities will be delisted from Nasdaq in accordance with the discretionary authority granted to Nasdaq under Marketplace Rules 4300, 4450(f) and IM-4300.

Frontier does not intend to appeal this determination, and, as a result, trading of Frontier’s common stock will be suspended at the opening of business on April 22, 2008, and a Form 25-NSE will be filed with the Securities and Exchange Commission to remove Frontier’s securities from listing and registration on Nasdaq.

On April 15, 2008, Frontier issued a press release announcing the matters discussed above. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01  Other Events.

On April 10, 2008, Frontier issued a press release announcing that it and its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. A copy of the press release is attached hereto as Exhibit 99.2.

Additional information about the Debtors’ Chapter 11 filings is available on the Internet at frontierairlines.com/restructure. Court filings and claims information are available at Chapter11.epiqsystems.com/frontier.

In addition, on April 11, 2008, Frontier issued a press release announcing the approval of certain interim orders by the Court relating to the Debtors’ “first day” motions. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated April 15, 2008 entitled “Frontier Receives Notice of Delisiting.”

Exhibit 99.2	Press Release dated April 10, 2008 entitled “Frontier Airlines Files for Chapter 11 Reorganization; Normal Operations Continuing and Unaffected.”

Exhibit 99.3	Press Release dated April 11, 2008 entitled “Frontier Airlines Receives Court Approval for First Day Motions.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Airlines Holdings, Inc.

Date: April 15, 2008	By:	/s/ Sean E. Menke
	Its:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 15, 2008 entitled “Frontier Receives Notice of Delisting.”

99.2	Press Release dated April 10, 2008 entitled “Frontier Airlines Files for Chapter 11 Reorganization; Normal Operations Continuing and Unaffected.”

99.3	Press Release dated April 11, 2008 entitled “Frontier Airlines Receives Court Approval for First Day Motions.”